UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2024

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-39874	20-2000871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 – 740 McCurdy Road, Kelowna, BC Canada	V1X 2P7
(Address of principal executive offices)	(Zipe Code)

Registrant’s telephone number, including area code (250) 765-6424

  ______________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Warrants to Purchase Common Stock	LEXX LEXXW	The Nasdaq Capital Market The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective January 1, 2025, the Executive Management Agreement with an effective date of January 1, 2022 between Lexaria Bioscience Corp. (via its wholly owned subsidiary Kelowna Management Services Corp.) and John Docherty its President, has terminated and been replaced with a new Executive Management Agreement (the “New Agreement”).

The New Agreement engages Mr. Docherty as the President and Chief Scientific Officer (“CSO”) of Lexaria Bioscience Corp. and its subsidiaries.  In his position as President and CSO, Mr. Docherty will be compensated with a base annual salary which will be subject to annual increases of 5% on each of January 1, 2026 and January 1, 2027 and thereafter may be increased from time to time in accordance with normal business practice.  Mr. Docherty shall also be eligible to receive annual performance milestone bonuses of up to 50% of the base salary.  Mr. Docherty shall also receive up to 24 months of base salary upon any Change of Control event and further shall be entitled to a one-time lump sum payment equal to 2% of the total value attributed to the sale of an affiliate company, with the compensation in either case being payable within 90 days of such event.

Should Mr. Docherty resign for good reason or be terminated by Lexaria without cause, he will be entitled to severance pay equal to fifteen (15) months base salary, with such severance pay increasing by a month’s base salary for each additional completed year of employment up to a maximum of twenty-four (24) months base salary.

The description of Mr. Docherty’s compensation is qualified in its entirety by the New Agreement that will be filed as an exhibit to the Company’s Quarterly 10-Q Periodic Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.

/s/ Richard Christopher
Richard Christopher
CEO, Principal Executive Officer

Date: January 3, 2025

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